SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934


Date of Report (date of earliest event reported):                    25-Nov-03

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-4
(Exact name of registrant as specified in its charter)


          Delaware                      333-100669-21          13-3320910
(State or Other Jurisdiction           (Commission      (I.R.S. Employer
of Incorporation)                        File Number)     Identification No.)


11 Madison Avenue, 5th Floor
New York, New York                                                   10010
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:      (212) 325-2000
Item 5. Other Events

     On   25-Nov-03   a scheduled distribution was made from the Trust
        to holders of the Certificates. The Trustee has caused to be filed with the Commission, the Monthly Report dated 25-Nov-03
        The Monthly Report is filed pursuant to and in accordance with
        (1) numerous no-action letters (2) current Commission policy in the area.





        A.   Monthly Report Information
             See Exhibit No.1


        B.   Have and deficiencies occurred?  NO.
                      Date:
                      Amount:

        C.   Item 1: Legal Proceedings:  NONE

        D.   Item 2: Changes in Securities:   NONE

        E.   Item 4: Submission of Matters to a Vote of
             Certificateholders:  NONE

        F. Item 5: Other Information - Form 10-Q, PartII - Items 1,2,4,5 if applicable: NOT APPLICABLE


Item 7. Monthly Statements and Exhibits
        Exhibit No.

   1.)      Monthly Distribution Report Dated               25-Nov-03


Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-4

STATEMENT TO CERTIFICATEHOLDERS

Distribution Date:           25-Nov-03

DISTRIBUTION SUMMARY

 Class     Orig Bal       Beg Bal         Prin           Rate              Int
  A-1    625,000,000    602,508,785   11,512,487       1.49500%          725,605
  A-2    277,000,000    263,009,577    6,152,318       1.49000%          315,685
  A-3    100,000,000    94,949,306     2,221,053       1.43000%          109,376
 A-IO-1  465,930,000    446,617,465        0           6.88000%        2,977,841
 A-IO-2 1,149,000,000  1,009,000,000       0           0.00000%             0
 A-IO-S 1,200,000,050  1,163,618,576       0           0.16376%          158,795
  M-1    69,000,000     69,000,000         0           1.92000%          106,720
  M-2    45,000,000     45,000,000         0           3.02000%          109,475
  M-3    18,000,000     18,000,000         0           3.32000%          48,140
  B-1    36,000,000     36,000,000         0           5.12000%          148,480
  B-2    18,000,000     18,000,000         0           5.12000%          74,240
  B-3    12,000,000     12,000,000         0           5.62000%          54,327
   X    1,200,000,050  1,163,618,576       0             N/A                0
   R         50              0             0           1.49000%             0
 Total  1,200,000,050  1,158,467,668  19,885,858       0.00000%       4,828,684

 Class       Loss        Total Dist    Int Short        End Bal
  A-1        N/A        12,238,092         0         590,996,299
  A-2        N/A         6,468,003         0         256,857,258
  A-3        N/A         2,330,430         0          92,728,252
 A-IO-1      N/A         2,977,841         0         437,370,541
 A-IO-2      N/A             0             0         966,000,000
 A-IO-S      N/A          158,795          0        1,146,467,292
  M-1        0.00         106,720          0          69,000,000
  M-2        0.00         109,475          0          45,000,000
  M-3        0.00         48,140           0          18,000,000
  B-1        0.00         148,480          0          36,000,000
  B-2        0.00         74,240           0          18,000,000
  B-3        0.00         54,327           0          12,000,000
   X         N/A             0             0        1,146,467,292
   R         N/A             0             0              0
 Total       0.00       24,714,542         0        1,138,581,809


AMOUNTS PER $1,000 UNIT

 Class      Cusip           Prin          Int            Total
  A-1    22541Q DP 4    18.41997904   1.16096749     19.58094653
  A-2    22541Q DQ 2    22.21053473   1.13965542     23.35019014
  A-3    22541Q DR 0    22.21053470   1.09376330     23.30429800
 A-IO-1  22541Q DS 8    0.00000000    6.39117689      6.39117689
 A-IO-2  22541Q DT 6    0.00000000    0.00000000      0.00000000
 A-IO-S  22541Q KJ 0    0.00000000    0.13232948      0.13232948
  M-1    22541Q DV 1    0.00000000    1.54666667      1.54666667
  M-2    22541Q DW 9    0.00000000    2.43277778      2.43277778
  M-3    22541Q DX 7    0.00000000    2.67444444      2.67444444
  B-1    22541Q DY 5    0.00000000    4.12444444      4.12444444
  B-2    22541Q DZ 2    0.00000000    4.12444444      4.12444444
  B-3    22541Q EA 6    0.00000000    4.52722250      4.52722250
   X     22541Q EB 4    0.00000000    0.00000000      0.00000000
   R     22541Q DU 3    0.00000000    0.00000000      0.00000000
 Total      0.00        0.00000000    0.00000000      0.00000000

           Interest
        Carry-forward
 Class      Amount        End Bal
  A-1    0.00000000    945.59407762
  A-2    0.00000000    927.28252159
  A-3    0.00000000    927.28252160
 A-IO-1  0.00000000    938.70440035
 A-IO-2  0.00000000    840.73107050
 A-IO-S  0.00000002    955.38936998
  M-1    0.00000000    1000.00000000
  M-2    0.00000000    1000.00000000
  M-3    0.00000000    1000.00000000
  B-1    0.00000000    1000.00000000
  B-2    0.00000000    1000.00000000
  B-3    0.00000000    1000.00000000
   X     0.00000000    955.38936998
   R     0.00000000     0.00000000
 Total   0.00000000     0.00000000
                          GROUP 1       GROUP 2          TOTAL
Principal Distributions:
Beginning Balance         729,029,352 434,589,225      1,163,618,576
     Scheduled Prin           588,267     355,083            943,350
     Prepays (Incls Curt)   9,341,098   6,866,837         16,207,935
     Net Liq Proceeds               0           0                  0
     Loan Purchase Price            0           0                  0
     Total Prin Remit       9,929,365   7,221,920         17,151,285
     Net Realized Loss              0           0                  0
Ending Balance            719,099,987 427,367,305      1,146,467,292
Ending Count                    5,444       2,604              8,048

Aggregate End Coll Bal    719,099,987 427,367,305      1,146,467,292

Ending Overcollateralization Amount                     7,885,482.59

Prefunding Account:
Beginning Balance                   0           0                  0
Subsequent Transfer                 0           0                  0
Added to available cert prin        0           0                  0
Amount in Prefund Acct              0           0                  0

Interest Distributions:
Sched Int-Net Serv Fee      4,495,451   2,673,937          7,169,389
Less RAIS                           0           0                  0
Less NPPIS                          0           0                  0
                            4,495,451   2,673,937          7,169,389
Capitalized Interest Account:
Beginning Balance                                                 (0)
less: Cap Int Required              0           0                  0
less: W/draw Overfund Int Amt to Depositor                         0
Ending Balance                                                    (0)

Servicing Fee                 200,855     125,190            326,046
Trustee Fee                     1,640         978              2,618
Credit Risk Manager Fee        10,024       5,976             16,000
LPMI                            7,126       3,680             10,806
Dividend Rewards                    0           0                  0
Excess Servicing Fee          102,907      55,889            158,795
FSA Premium                         0       4,747              4,747

Current Advances as of determination date                  1,036,558
Outstanding Advances  (end of prior calendar month           785,119
*Reflects Advances from Ocwen only.

Has Ocwen failed the Termination Test?            NO

Delinquency Information
        30-59 days delinquent         60-89 days delinquent
            Count              Balance   Count                Balance
Grp 1        115           12,958,347     42               5,767,985
Grp 2        71            12,055,531     15               2,934,964
Total        186           25,013,878     57               8,702,948
*Note:  Do not include loans in 4close, bankruptcy, or REO.

        90 or more days delinquent
            Count              Balance
Grp 1        15             2,166,784
Grp 2         7             2,160,360
Total        22             4,327,144
*Note:  Do not include loans in 4close, bankruptcy, or REO.

        Outstanding Loans
            Count              Balance
Grp 1       5,444         719,099,987
Grp 2       2,604         427,367,305
Total       8,048       1,146,467,292

        Foreclosure
Grp 1       Count              Balance
Grp 2         4               536,968
Total         6               647,224
             10             1,184,192
        Bankruptcy
            Count              Balance
Grp 1        10             1,206,201
Grp 2         4               552,776
Total        14             1,758,978

                      REO
            Count              BalanceMarket Value
Grp 1         0                     0           0
Grp 2         0                     0           0
Total         0                     0           0

# of Loans for which Prepay Prems were collected                     105
Prin Bal of Loans for which Prepay Prems were collected       14,677,539
Current amount of Prepayment Premiums                            417,234

Current Delinquency Rate (60+days)                              1.39326%
Rolling Three Month Delinquency Rate (60+days)                  0.66547%

Number of Loans Repurchased                                           0
Principal Balance of Loans Repurchased                                0

Realized Losses incurred during the related Due Period                0
Cumulative Realized Losses since Startup Day                          0

Weighted Average Term to Maturity of Mortgage Loans                 345
Weighted Average Gross Coupon of Mortgage Loans                7.74093%
Weighted Average Net Coupon of Mortgage Loans                  7.21059%

Aggregate number of Mortgage Loans in the pool                    8,048

Insured Payment on Class As                                        0.00

Senior Enhancement Percentage                                 17.45855%

Net Excess Spread                                              2.67374%

Deposit to Basis Risk Reserve Fund                                    0
Basis Risk Reserve Fund Balance                                   5,000

Interest Rate Cap Account
        Beginning Balance                                             0
        Deposits                                                      0
        Withdrawals                                                   0
        Ending Balance                                                0

        Target Amount for the preceding Distribution Date    12,849,092


        SIGNATURES
Pursuant to the requirements of the Securities
Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Credit Suisse First Boston Mortgage Securities Corp. Home Equity Asset Trust Mortgage Pass-Through Certificates, HEAT Series 2003-4


                        By: /s/ Sheryl Christopherson
                        Name: Sheryl Christopherson
                        Title:  Vice President
                        US Bank, NA, as Trustee